SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: February 10, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD COPROPORATION (“CAPITAL GOLD”) AND NAYARIT GOLD, INC. (“NAYARIT”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD AND NAYARIT REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) CAPITAL GOLD’S ABILITY TO COMPLETE THE TRANSACTION; AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN CAPITAL GOLD’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAPITAL GOLD NOR NAYARIT ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

CAPITAL GOLD INTENDS TO FILE A REGISTRATION STATEMENT THAT WILL CONTAIN A PRELIMINARY PROXY STATEMENT/PROSPECTUS, WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS OF CAPITAL GOLD AND OTHER INTERESTED PERSONS ARE URGED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ CAPITAL GOLD’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF CAPITAL GOLD’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS  AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO CAPITAL GOLD IN WRITING AT, 76 BEAVER STREET, 14TH FLOOR, NEW YORK, NEW YORK, 10005 OR BY TELEPHONE AT (212) 344-2785. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K AND THE REGISTRATION STATEMENT, CAPITAL GOLD INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITAL GOLD’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT. THIS CURRENT REPORT AND THE REGISTRATION STATEMENT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAPITAL GOLD, NAYARIT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF CAPITAL GOLD’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. INFORMATION ABOUT CAPITAL GOLD’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON NAYARIT’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2010, Capital Gold Corporation (the “Company”) entered into a business  combination agreement (the “Business Combination Agreement”) with Nayarit Gold Inc., (“Nayarit”), a corporation organized under the Ontario Business Corporation Act (“OBCA”), John Brownlie, Colin Sutherland and Bradley Langille.  Pursuant to the terms of the Business Combination Agreement, the Company and Nayarit intend to effect an amalgamation (the “Amalgamation”) of Nayarit and a corporation, to be organized under the OBCA as a wholly-owned subsidiary of the Company (“Merger Sub”), to form a combined entity (“AmalgSub” or “Surviving Company”), with AmalgSub continuing as the surviving entity following the Amalgamation.  By virtue of the Amalgamation, the separate existence of each of Nayarit and Merger Sub shall thereupon cease, and AmalgSub, as the surviving company in the Amalgamation, shall continue its corporate existence under the OBCA as a wholly-owned subsidiary of the Company. Pursuant to the terms of the Business Combination Agreement, by virtue of the Amalgamation and without any action on the part of Nayarit or the holders of any securities of Nayarit, all of the Nayarit shares of common stock (the “Nayarit Common Shares”) issued and outstanding immediately prior to the consummation of the Business Combination Agreement (other than Nayarit Common Shares held by dissenting stockholders of Nayarit) shall become exchangeable into the Company’s common stock on the basis of 0.134048 shares of Company common stock for each one (1) Nayarit Common Share (the “Amalgamation Consideration”)

The board of directors for each of the Company and Nayarit have unanimously approved the Business Combination Agreement and recommend that their respective stockholders vote to approve the Business Combination Agreement, and each other proposal to be set forth in the definitive proxy statement/prosptectus, at the special meeting of the Company’s stockholders to be held.

Nayarit is a Canadian mineral exploration company engaged in locating, acquiring and exploring for gold, silver and base metals primarily in Mexico.  Nayarit has a majority-owned (98%) subsidiary in Mexico, Nayarit Gold de México, S.A. de C.V. (“Nayarit Mexico”), which was organized to hold directly the titles to the concessions and to operate in Mexico and holds a 100% interest in the concessions, located in the municipalities of Acaponeta, Tecuala and Rosa Morada, in the state of Nayarit.

If approved, the Amalgamation is expected to be consummated promptly following the receipt by the Company of approval from its stockholders, and Nayarit of approval from its stockholders, and the satisfaction or waiver of other conditions described herein and the Business Combination Agreement.

The Business Combination Agreement is described in greater detail below.  This description of the Business Combination Agreement is qualified in its entirety by reference to the full text of such agreement which is attached hereto as Exhibit 2.1 and incorporated by reference herein.  You are urged to read the entire Business Combination Agreement and the other exhibits attached hereto.

Closing and Effective Time of the Amalgamation

The Amalgamation is expected to be consummated promptly following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to the Closing of the Amalgamation,” unless the Company and Nayarit agree in writing to hold the closing at another time but in no event will such time be later than 120 days after the date of the Business Combination Agreement.

Consideration

All of the Nayarit Common Shares issued and outstanding immediately prior to the time that the Amalgamation becomes effective (“Effective Time”) (other than Nayarit Common Shares held by Nayarit Dissenting Stockholders (as defined below)) shall become exchangeable into the Company’s common stock on the basis of 0.134048 shares of Company common stock for each one (1) Nayarit Common Share (the “Amalgamation Consideration”). This ratio takes into account the recently effected reverse split of the Company’s outstanding common stock at a ratio of four (4) shares  for every one (1) outstanding share.

Upon the exchange of Nayarit Common Shares for shares of the Company’s common stock, all Nayarit Common Shares shall, by virtue of the Amalgamation and without any action on the part of the holders of Nayarit Common Shares, be automatically cancelled and shall cease to exist, and each holder of Nayarit Common Shares will cease to have any rights with respect thereto, except the right to receive the Amalgamation Consideration, subject to the terms and conditions of the Business Combination Agreement.

Lock-ups

At the closing (“Closing”) of the Amalgamation, John Brownlie, Colin Sutherland and Bradley Langille each shall enter into a “lock-up” agreement (a “Lock Up Agreement”) pursuant to which each of Messrs. Brownlie, Sutherland and Langille shall agree, for a period of six (6) months from the date of which the Closing occurs ({the “Closing Date”), that they each shall neither, on his behalf or on behalf of entities, family members or trusts affiliated with or controlled by him, offer, issue, grant any option on, sell or otherwise dispose of any portion of the Amalgamation Consideration issued to such Person.

Non Solicitation

Among other covenants, the Company and Nayarit each agreed, from the date of the Business Combination Agreement until the earlier of (x) the Effective Time or (y) termination of the Business Combination Agreement, that it shall  not (unless otherwise required by applicable law), directly or indirectly, and shall not, directly or indirectly, authorize or permit any of its representative to: (i) solicit, an Acquisition Proposal (as defined below), (ii) furnish any non-public information regarding itself, its subsidiaries or the Amalgamation in connection with or in response to an Acquisition Proposal, (iii) engage in discussions or negotiations which could be expected to lead to an Acquisition Proposal and (iv) withdraw or otherwise modiy, in a manner adverse to the Company, the approval of the Business Combination Agreement or the Amalgamation or the recommendation by the board of directors of Nayarit or the Company that its stockholders adopt the the Business Combination Agreement, among others, as further described in the Business Combination Agreement.  “Acquisition Proposal” means (other than the Amalgamation) any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any person or group, at any time relating to a merger, take-over bid, amalgamation, plan of arrangement, reorganization, recapitalization, consolidation, asset sale, share exchange, business combination or similar transaction, including any single or multi-step transaction or series of related transactions involving Nayarit, its subsidiaries or the Company, on the one hand, and any third party, on the other hand, for the acquisition or purchase of assets of or by Nayarit, its subsidiaries or the Company representing 50% or more of such person’s assets or business, as further set forth in the Business Combination Agreement.

Indemnification Provisions

From the date of the Business Combination Agreement through the Effective Time, each of the Company and Nayarit, have agreed to indemnify and hold the other party (and its affiliates, and its or their successors and assigns and respective directors, officers, employees and agents), harmless from and against any liability, claim (including claims by third parties), demand, judgment, loss, cost, damage, or expense whatsoever (including reasonable attorneys’, consultants’ and other professional fees and disbursements of every kind, nature and description) that arise from (i) any breach of any representation, warranty, covenant or agreement of such indemnifying party contained in the Business Combination Agreement and (ii) any negligence, willful misconduct or fraud committed by the indemnifying party in connection with the execution, delivery and performance of the Business Combination Agreement.

Conditions to Closing of the Amalgamation

The obligations of the parties to the Business Combination Agreement to consummate the Amalgamation are subject to the satisfaction (or waiver by the other party) of the following specified conditions set forth in the Business Combination Agreement before consummation of the Amalgamation:

(i)	The Company’s stockholders have approved the issuance of the Amalgamation Consideration;

(ii)	Nayarit’s shareholders have adopted the Business Combination Agreement and approved the transactions contemplated thereby, including the Amalgamation;

(iii)	If applicable, the required waiting period under any domestic or foreign anti-trust laws has expired or been terminated;

(iv)	All governmental authority approvals and third party consents required in connection with the transactions contemplated by the Business Combination Agreement have been obtained or made;

(v)
A registration statement with respect to the Amalgamation Consideration shall have been declared effective by the SEC and no stop order suspending the effectiveness of such registration statement is in effect;

(vi)
No governmental authority has enacted, issued, promulgated, enforced or entered any law or order that has the effect of making the Amalgamation illegal or otherwise preventing or prohibiting consummation of the Amalgamation;

(vii)	Final versions of Capital Gold Corporation’s disclosure schedules and Nayarit Gold Inc.’s disclosure schedules have been delivered and are final, true, correct and complete; and

(viii)
No pending action exists against any of the parties to the Business Combination Agreement, or against any of their respective officers, directors, assets or properties, which could be reasonably be expected to have a material adverse effect.

The obligations of the Company to consummate the Amalgamation are subject to various additional closing conditions (unless waived by the Company):

(i)	The accuracy in all respects on the date of the Business Combination Agreement and the Effective Time of all of representations and warranties of Nayarit and its subsidiaries;

(ii)	The performance in all material respects of all covenants and obligations required to be performed by or complied with by Nayarit at or prior to the Effective Time;

(iii)
The delivery to the Company by Nayarit of an officer’s certificate evidencing the accuracy of the representations or warranties made by Nayarit and its subsidiaries and certifying the performance of the covenants or obligations required to be performed by Nayarit;

(iv)
The delivery to the Company by Nayarit of a secretary’s certificate certifying the resolutions of the board of directors of Nayarit authorizing the execution of the Business Combination Agreement and the transaction contemplated thereby;

(v)	No material adverse effect with respect to Nayarit’s business shall have occurred since the date of the Business Combination Agreement;

(vi)	The receipt by the Company of a satisfactory opinion from legal counsel to Nayarit;

(vii)	The receipt by the Company of a satisfactory title opinion from mining counsel to Nayarit;

(viii)	The receipt of lockup agreements from Colin Sutherland and Bradley Langille;

(ix)	The filing by Nayarit with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) all financial statements that are required pursuant to applicable Canadian laws;

(x)	Holders of no more than 5% of the Nayarit Common Shares vote against the Amalgamation and exercised dissent rights under the OBCA;

(xi)
The receipt by the Company of a final report from SRK Consulting concerning Nayarit’s assets and properties and such final report shall not be materially different from the preliminary SRK Consulting report provided to the Company;

(xii)	The resignation of the respective directors and officers of Nayarit and its subsidiaries except for those directors and officers continuing in their capacities after the Effective Time;

(xiii)
All convertible securities of Nayarit and options to purchase Nayarit Common Shares outstanding prior to the Effective Time shall provide for the issuance of the Company common stock on the exchange basis set forth in the Business Combination Agreement;

(xiv)
The receipt by the Company of a fairness opinion with respect to the transactions contemplated by the Business Combination Agreement from the advisors to the Company, if deemed necessary by the board of directors of the Company;

(xv)	The receipt by the Company of a fairness opinion with respect to the transactions contemplated by the Business Combination Agreement from the advisors to Nayarit;

(xvi)	The termination of the employment agreements between Nayarit and each of Colin Sutherland and Bradley Langille without payment by Nayarit of any change of control payments; and

(xvii)	The receipt by the Company of a certificate from SRK Consulting certifying Nayarit’s representations and warranties regarding Nayarit’s mining properties and assets.

The obligations of Nayarit to consummate the Amalgamation are subject to various additional closing conditions (unless waived by Nayarit):

(i)	The accuracy in all respects on the date of the Business Combination Agreement and the Effective Time of all of representations and warranties of the Company;

(ii)	The performance in all material respects of all covenants and obligations required to be performed by or complied with by the Company at or prior to the Effective Time;

(iii)
The delivery to Nayarit by the Company of an officer’s certificate evidencing the accuracy of the representations or warranties made by the Company and certifying the performance of the covenants or obligations required to be performed by the Company;

(iv)
The delivery to Nayarit by the Company of a secretary’s certificate certifying the resolutions of the board of directors of the Company authorizing the execution of the Business Combination Agreement and the transaction contemplated thereby;

(v)	No material adverse effect with respect to the Company’s business shall have occurred since the date of the Business Combination Agreement;

(vi)	The receipt by Nayarit of a satisfactory opinion from legal counsel to the Company;

(vii)	The resignation of the directors and officers of the Company except for those directors and officers continuing in their capacities after the Effective Time;

(viii)	the Company has entered into an agreement with an exchange agent with respect to the exchange of the certificates evidencing Nayarit Common Shares for the Amalgamation Consideration;

(ix)	The receipt by Nayarit of a satisfactory title opinion from mining counsel to the Company; and

(x)	The receipt of a lockup agreement from John Brownlie.

Termination

The Business Combination Agreement may be terminated at any time prior to the earlier of the Effective Time, notwithstanding the approval by the stockholders of the Company and Nayarit, as follows:

(i)	by mutual written consent of the Company and Nayarit, as duly authorized by their respective board of directors;

(ii)
by either the Company and Nayarit if (A) the closing conditions in the Business Combination Agreement have not been satisfied by the other party by 120 days after the date of the Business Combination Agreement (the “Completion Deadline”); or (B) any governmental authority shall have enacted, issued, promulgated, enforced or entered any order or law that has the effect of enjoining or otherwise preventing or prohibiting the Amalgamation (unless the foregoing was the result of the prospective terminating party’s breach of the Business Combination Agreement, in which case the prospective terminating party may not terminate pursuant to this provision);

(iii)
by the Company if (A)  there has been a material breach of any representation, warranty, covenant or agreement on the part of Nayarit, or any representation or warranty of Nayarit shall have become untrue or inaccurate, which breach or untrue representation or warranty is incapable of being cured prior to the closing or is not cured within 20 days of notice of such breach or inaccuracy, or (B) any of the conditions to closing are unsatisfied by Nayarit by the Completion Deadline, provided, however that the Company may not terminate pursuant to this provision if it has materially breached the Business Combination Agreement and such breach caused the closing conditions not to be satisfied; or

(iv)
by Nayarit if (A)  there has been a material breach of any representation, warranty, covenant or agreement on the part of the Company, or any representation or warranty of the Company shall have become untrue or inaccurate, which breach or untrue representation or warranty is incapable of being cured prior to the closing or is not cured within 20 days of notice of such breach or inaccuracy, or (B) any of the conditions to closing are unsatisfied by the Company by the Completion Deadline, provided, however Nayarit may not terminate pursuant to this provision if it has materially breached the Business Combination Agreement and such breach caused the closing conditions not to be satisfied.

Effect of Termination

If the Business Combination Agreement is terminated, neither party will have any liability to the other party except for liability for the Break Fee (as defined below) or fraud or a breach of representation, warranty or covenant prior to termination as specifically set forth in the Business Combination Agreement, and all rights and obligations of the parties pursuant to the Business Combination Agreement shall cease, except as specifically set forth in the Business Combination Agreement.

Break Fee

In the event that (x) the Company or Nayarit, through no fault of the other party, fails to consummate the Amalgamation as a result of the decision by such respective party’s board of directors to change its recommendation to its stockholders to approve the Amalgamation (unless such decision is based on such party’s due diligence review of the other party by February 15, 2010), (w) Nayarit accepts an Acquisition Proposal, (x) the Company’s or Nayarit’s, through no fault of the other party, action or inaction resulted in the termination of the Business Combination Agreement by the other party pursuant to termination provisions of the Business Combination Agreement, (y) the required the Company stockholder vote is not obtained following the public announcement of an Acquisition Proposal, or (z) the required Nayarit stockholder vote is not obtained following the public announcement of an Acquisition Proposal, the defaulting party shall be obligated to pay the other party a termination fee (the “Break Fee”) equal to $1,000,000.00 U.S. dollars provided, however, if Nayarit is the defaulting Party, the Break Fee may be payable in cash or shares of Narayit common stock in Parent’s sole discretion, subject to regulatory approval.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
2.1*	Business Combination Agreement, dated as of February 10, 2010 by and among Capital Gold Corporation, Nayarit Gold Inc., John Brownlie, Colin Sutherland and Bradley Langille.
99.1	Press release dated February 11, 2010
99.2	Investor Presentation

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and therefore, have been ommitted.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: February 11, 2010